Exhibit 99.2

Q4 2021 Financial Results: March 17, 2022 Tracy Pagliara President & CEO NYSE American: WLMS Randy Lay EVP & Chief Operating Officer Damien Vassall VP & Chief Financial Officer

2 2 Forward - looking Statement Disclaimer This presentation contains “forward - looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995 .. The forward - looking statements include statements or expectations regarding the Company’s ability to perform in accordance with guidance, build and diversify its backlog and convert backlog to revenue, realize opportunities, including receiving contract awards on outstanding bids and successfully pursuing future opportunities, benefit from potential growth in the Company’s end markets, including from increased infrastructure spending by the U .. S .. federal government, and successfully achieve its growth, strategic and business development initiatives, including decreasing the Company’s outstanding indebtedness, future demand for the Company’s services, and expectations regarding future revenues, cash flow, and other related matters .. These statements reflect the Company’s current views of future events and financial performance and are subject to a number of risks and uncertainties, including the Company’s level of indebtedness and ability to make payments on, and satisfy the financial and other covenants contained in, its debt facilities, as well as its ability to engage in certain transactions and activities due to limitations and covenants contained in such facilities ; its ability to generate sufficient cash resources to continue funding operations, including investments in working capital required to support growth - related commitments that it makes to customers, and the possibility that it may be unable to obtain any additional funding as needed or incur losses from operations in the future ; exposure to market risks from changes in interest rates ; the Company’s ability to obtain adequate surety bonding and letters of credit ; the Company’s ability to attract and retain qualified personnel, skilled workers, and key officers, including the potential impact of any applicable COVID - 19 vaccination mandate on the Company’s ability to recruit and retain employees ; failure to successfully implement or realize its business strategies, plans and objectives of management, and liquidity, operating and growth initiatives and opportunities, including any expansion into international markets and its ability to identify potential candidates for, and consummate, acquisition, disposition, or investment transactions ; the loss of one or more of its significant customers ; its competitive position ; market outlook and trends in the Company’s industry, including the possibility of reduced investment in, or increased regulation of, nuclear power plants, declines in public infrastructure construction, and reductions in government funding ; costs exceeding estimates the Company uses to set fixed - price contracts ; harm to the Company’s reputation or profitability due to, among other things, internal operational issues, poor subcontractor performances or subcontractor insolvency ; potential insolvency or financial distress of third parties, including customers and suppliers ; the Company’s contract backlog and related amounts to be recognized as revenue ; its ability to maintain its safety record, the risks of potential liability and adequacy of insurance ; adverse changes in the Company’s relationships with suppliers, vendors, and subcontractors, including increases in cost, disruption of supply or shortage of labor, freight, equipment or supplies, including as a result of the COVID - 19 pandemic ; compliance with environmental, health, safety and other related laws and regulations, including those related to climate change ; limitations or modifications to indemnification regulations of the U .. S ..; the Company’s expected financial condition, future cash flows, results of operations and future capital and other expenditures ; the impact of general economic conditions including the ongoing economic disruption and any recession resulting from the COVID - 19 pandemic ; the impact of the COVID - 19 pandemic on the Company’s business, results of operations, financial condition, and cash flows, including global supply chain disruptions and the potential for additional COVID - 19 cases to occur at the Company’s active or future job sites, which potentially could impact cost and labor availability ; information technology vulnerabilities and cyberattacks on the Company’s networks ; the Company’s failure to comply with applicable laws and regulations, including, but not limited to, those relating to privacy and anti - bribery ; the Company’s ability to successfully implement its new enterprise resource planning (ERP) system ; the Company’s participation in multiemployer pension plans ; the impact of any disruptions resulting from the expiration of collective bargaining agreements ; the impact of natural disasters, which may worsen or increase due to the effects of climate change, and other severe catastrophic events (such as the ongoing COVID - 19 pandemic) ; the impact of corporate citizenship and environmental, social and governance matters ; the impact of changes in tax regulations and laws, including future income tax payments and utilization of net operating loss and foreign tax credit carryforwards ; volatility of the market price for the Company’s common stock ; the Company’s ability to maintain its stock exchange listing ; the effects of anti - takeover provisions in the Company’s organizational documents and Delaware law ; the impact of future offerings or sales of the Company’s common stock on the market price of such stock ; expected outcomes of legal or regulatory proceedings and their anticipated effects on the Company’s results of operations ; and any other statements regarding future growth, future cash needs, future operations, business plans and future financial results .. Other important factors that may cause actual results to differ materially from those expressed in the forward - looking statements are discussed in the Company’s filings with the U .. S .. Securities and Exchange Commission, including the section of the Annual Report on Form 10 - K for its 2021 fiscal year titled “Risk Factors .. ” Any forward - looking statement speaks only as of the date of this press release .. Except as may be required by applicable law, the Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, and you are cautioned not to rely upon them unduly .. Non - GAAP Financial Measures This presentation will discuss some non - GAAP financial measures, which the Company believes are useful in evaluating its performance .. You should not consider the presentation of this additional information in isolation or as a substitute for results prepared in accordance with GAAP .. The Company has provided reconciliations of comparable GAAP to non - GAAP measures in tables found on the slides following the “Supplemental Information” slide of this presentation .. Cautionary Notes Note: Unless otherwise noted, all discussion is based upon continuing operations.

3 Recent Highlights 2021 Q4 revenue of $79.2 million versus $64.1 million in 2020 ▪ Full year revenue $304.9 million compared to $269.1 million in 2020 Gross margin of 11.6% for fourth quarter, 10.3% for year Operating expenses $6.8 million for Q4, $24.5 million for 2021 in total Adjusted EBITDA (1) $3.6 million for quarter, $12.7 million for full year Backlog ▪ Ended year with backlog of $631.7 million ▪ Adjusted for recent contract losses, backlog of $270.7 million – of which $157.2 million expected to be converted to revenue in 2022 Opportunities abound for backlog growth across core end markets (1) Adjusted EBITDA is a non - GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non - GAAP financial results.

4 4 FY2022 Outlook ▪ Backlog solid even after recent losses, with strong demand for services; reputation endures ▪ Researching potential growth projects tied to 2021 Infrastructure Investment and Jobs Act ▪ Looking at higher - margin opportunities within the power, energy - delivery, and industrial markets US Nuclear 42% Canada 2% Fuel Storage / Decommissioning 24% Energy Delivery 10% Fossil 5% Industrial / Water / Other 17% $270.7M Backlog* December 31, 2 021 *Backlog adjusted for recent contract losses

5 5 US Nuclear 41% Canada 10% Fuel Storage / Decommissioning 16% Energy Delivery 12% Fossil 13% Industrial / Water / Other 8% Revenue Review End Market Revenue 4Q - 2021 Vogtle 3 & 4 2021 4Q revenue: $14.8 million $64.1 $60.9 $91.6 $73.4 $79.2 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Fourth Quarter Revenue Bridge $ Millions *Numbers may not sum due to rounding (in millions) $ Change Fourth quarter 2020 revenue $ 64.1 Plant Vogtle Units 3 and 4 (3.8) Canada (1.5) Decommissioning 6.8 Nuclear Maintenance 7.0 Water/Wastewater 3.7 Project mix 2.9 Total change 15.1 Fourth quarter 2021 revenue $ 79.2

6 Operating Trends Gross Margin of 11.6% in Q4 2021 • Reflects business mix • Improvement sequentially from Q3 • Gross margin to remain under pressure near term • Reduced higher - margin Vogtle revenue • Ongoing impact from FL zero - margin projects $9.1 $6.1 $9.4 $6.8 $9.2 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 9.2% 10.0% $ Millions 14.2% $6.5 $6.6 $6.6 $4.6 $6.8 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Gross Profit Operating Expenses Q4 2021 • Operating expenses of $6.8 million • Slightly higher SG&A year - over - year • Operating margin 3.1% • Looking for additional ways to streamline overhead • Stable expense base with increasing revenue going forward 10.2% Operating Expenses 11.6%

7 ▪ Guidance* Fiscal 2022 Guidance Revenue $305 million to $325 million Gross Margin 10.5% to 11.0% SG&A (1) 8.75% to 9.25% of revenue Adjusted EBITDA (2) (from continuing operations) $10.0 million to $12.5 million Financial Priorities Remain Unchanged… • Diversify backlog • Keep expenses low • Improve working capital • Leverage operating structure • Reduce debt • Guidance provided January 28, 2022 • 1 SGA at 8.25% - 8.75% excluding investments in upgrading systems • 2 Adjusted EBITDA is a non - GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non - GAAP financial results.

NYSE American: WLMS Adjusted EBITDA Adjusted EBITDA is not calculated through the application of GAAP and is not the required form of disclosure by the U .. S .. Securities and Exchange Commission .. Adjusted EBITDA is the sum of the Company’s net income (loss) before interest expense, net, and income tax (benefit) expense and unusual gains or charges .. It also excludes non - cash charges such as depreciation and amortization .. The Company’s management believes adjusted EBITDA is an important measure of operating performance because it allows management, investors and others to evaluate and compare the performance of its core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes and unusual gains or charges (stock - based compensation, severance costs, other non - recurring expenses, franchise taxes, loss on other receivables, consulting expenses, bank fees, foreign currency (gain) loss, loss on extinguishment of debt and settlement expenses), which are not always commensurate with the reporting period in which such items are included .. Williams’ credit facility also contains ratios based on EBITDA .. Adjusted EBITDA should not be considered an alternative to net income or as a better measure of liquidity than net cash flows from operating activities, as determined by GAAP, and, therefore, should not be used in isolation from, but in conjunction with, the GAAP measures .. The use of any non - GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non - GAAP measure used by other companies .. Note Regarding Forward - Looking Non - GAAP Financial Measures The Company does not provide a reconciliation of forward - looking non - GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non - GAAP financial measures in future periods .. When planning, forecasting and analyzing future periods, the Company does so primarily on a non - GAAP basis without preparing a GAAP analysis .. ▪ Supplemental Information

9 9 Adjusted EBITDA Reconciliation Three Months Ended December 31, Year Ended December 31, (in thousands) 2021 2020 2021 2020 Income from continuing operations $ 845 $ (713) $ 2,702 $ 1,983 Add back: Interest expense, net 1,268 1,443 5,001 6,083 Income tax expense 537 820 793 1,385 Depreciation and amortization expense 53 43 190 187 Stock - based compensation 466 801 3,045 2,503 Severance costs 358 — 523 421 Franchise taxes 80 64 264 267 Consulting expenses - remediation — (69) — 194 Settlement expenses — 314 — 443 Loss on extinguishment of debt — 1,455 — 1,455 Foreign currency gain (56) (162) (206) (186) ROU Asset Impairment — — 423 — Adjusted EBITDA - continuing operations $ 3,551 $ 3,996 $ 12,735 $ 14,734

10 10 Revenue Trends ($ in millions) Contract Type Fixed - price 15% Cost - plus 85% $187.0 $188.9 $245.8 $269.1 2017 2018 2019 2020 2021 $304.9 ▪ Diversification strategy expected to yield results ▪ Opportunities abound in water/wastewater, nuclear and energy delivery ▪ High percentage of cost - plus contracts limits delivery risk

11 11 Adjusted EBITDA Trends (1) Adjusted EBITDA is a non - GAAP financial measure. Please see supplemental slides for a reconciliation of GAAP to non - GAAP financial results. (2) Non - recurring/restructuring operating adjustments for 2020 -- $0.4M; 2019 - $2.9M; and 2018 - $17.6M - $11.7 - $6.0 $9.7 $12.7 $11.5 (2) $12.6 (2) $14.7 (2) 2017 2018 2019 2020 2021 Adjusted EBITDA (1) $14.3 ($ in millions)